SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)




                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-KATZ MEDIA GROUP INC

          GAMCO INVESTORS, INC.
                                7/16/97           10,000            10.8125
          GABELLI FUNDS, INC.
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                 7/16/97          110,000            10.8625
                                 7/16/97           35,000-           10.8625
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 7/17/97           22,500            10.8625
                                 7/16/97           25,000-           10.8625
                                 7/16/97           50,000            10.8625
               THE GABELLI ABC FUND
                                 7/16/97           25,000-           10.8625
                                 7/16/97           50,000            10.8625
          GAMCO INVESTORS, INC.
                                 7/24/97           10,000            10.8750
                                 7/23/97           20,000            10.8750
                                 7/17/97          160,000            10.8671
                                 7/16/97           50,000            10.8094
          GAMCO INVESTORS, INC.
                                 7/28/97           10,000            10.8750
                                 7/25/97            9,700            10.8750
                                 7/24/97            7,000            10.8750
                                 7/23/97              300-           10.8750
                                 7/23/97              500            10.8750
                                 7/22/97              300            10.8750
                                 7/18/97            3,000            10.7500
                                 7/17/97           11,600            10.8671
                                 7/16/97            2,600            10.8094
          GABELLI ASSOCIATES FUND
                                 7/16/97           15,000            10.8125



          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE AMERICAN STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.